JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated February 18, 2015

to the Prospectuses dated November 1, 2014, as supplemented

and the Summary Prospectuses dated November 1, 2014

Upcoming Portfolio Manager Changes. Ken Louie will be leaving J.P. Morgan Private Investments, Inc. on or about the end of the first quarter, 2015. Mr. Louie will continue to serve on the portfolio management team for each of the Funds until this time. Eduardo Raz-Guzman and Jeffrey Gaffney will join the portfolio management team effective March 15, 2015. Therefore, effective March 15, 2015, the portfolio managers’ information for each Fund in the section titled “Management” in each Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Stephen M. Parker	2014	Managing Director
Eduardo Raz-Guzman	2015	Executive Director
Jeffrey Gaffney	2015	Executive Director

In addition, the section of the Funds’ prospectuses titled “The Funds’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The senior portfolio management team consists of Stephen M. Parker, Managing Director, Eduardo Raz-Guzman, Executive Director and Jeffrey Gaffney, Executive Director.

The portfolio managers are responsible for the day-to-day management of the Funds. Mr. Parker, Mr. Raz-Guzman and Mr. Gaffney, in conjunction with the Global and U.S. Investment Committees, will be responsible for the asset allocation and portfolio construction of the Funds. Mr. Parker, Mr. Raz-Guzman and Mr. Gaffney determine the underlying investment strategies used for each of the Funds.

Mr. Parker is a Managing Director and Head of Multi-Asset Strategies for the U.S. at the J.P. Morgan Private Bank. He oversees Diversified Private Placement, Mutual Fund and Insurance strategies and serves as a Portfolio Manager for the firm’s Global Access Portfolios and the Chase Strategic Portfolios. He is a member of the J.P. Morgan Private Bank Global Investment Committee. Mr. Parker has been an employee of J.P. Morgan since 2001 and previously worked in Investment Strategy supporting the Chief Investment Officer of J.P. Morgan Private Bank, with a focus on equity strategy. Mr. Parker holds a Bachelor of Science degree in Commerce from the University of Virginia, with a concentration in Finance.

Mr. Raz-Guzman is an Executive Director and Investment Strategist for J.P. Morgan Private Bank, where he focuses on Latin America Wealth Management. Prior to joining J.P. Morgan in 2010, he was a Senior Fixed Income Portfolio Manager at ING Investment Management. Mr. Raz-Guzman holds a B.A. from Instituto Tecnológico Autónomo de México and a Master of Business Administration from the University of Virginia.

SUP-ACCESS-215

Mr. Gaffney is an Executive Director on the U.S. Portfolio Construction Team for J.P. Morgan Private Bank. He joined J.P. Morgan in 2008 and has been a contributing member of the Portfolio Construction Team since 2010. Mr. Gaffney earned a Bachelor of Science in Engineering from Princeton University in Operations Research and Financial Engineering, and a Master of Business Administration from Yale University with an emphasis in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE